UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 1, 2026
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Aptiv PLC
(Exact name of registrant as specified in its charter)
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Jersey	001-35346	98-1824200
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Spitalstrasse 5
8200 Schaffhausen, Switzerland
+41 52 580 96 00
(Address of Principal Executive Offices, Including Zip Code)
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report) N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Ordinary Shares, $0.01 par value per share	APTV	New York Stock Exchange
1.600% Senior Notes due 2028	APTV	New York Stock Exchange
4.650% Senior Notes due 2029	APTV	New York Stock Exchange
3.250% Senior Notes due 2032	APTV	New York Stock Exchange
5.150% Senior Notes due 2034	APTV	New York Stock Exchange
4.250% Senior Notes due 2036	APTV	New York Stock Exchange
4.400% Senior Notes due 2046	APTV	New York Stock Exchange
5.400% Senior Notes due 2049	APTV	New York Stock Exchange
3.100% Senior Notes due 2051	APTV	New York Stock Exchange
4.150% Senior Notes due 2052	APTV	New York Stock Exchange
5.750% Senior Notes due 2054	APTV	New York Stock Exchange
6.875% Fixed-to-Fixed Reset Rate Junior Subordinated Notes due 2054	APTV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On April 1, 2026 (the “Distribution Date”) at 12:01 a.m., eastern time, Aptiv PLC (the “Company”) completed the previously announced separation (the “Spin-Off”) of Versigent Limited (“Versigent”) from the Company. The Spin-Off of Versigent from the Company was achieved through the Company’s pro rata distribution of all of the outstanding ordinary shares of Versigent to holders of record of the Company’s ordinary shares. Each holder of record of the Company’s ordinary shares received one ordinary share of Versigent for every three ordinary shares of the Company held on March 17, 2026, the record date for the distribution. In lieu of fractional shares of Versigent, shareholders of the Company will receive cash. On April 1, 2026, Versigent’s ordinary shares began trading on the New York Stock Exchange under the ticker symbol “VGNT.”
In this Amendment No. 1 the Company amends the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on April 1, 2026 (the “Original Form 8-K”) that reported the completion of the Spin-Off. The Original Form 8-K did not include the unaudited pro forma financial information of the Company reflecting the performance of the Company’s business after giving effect to the Spin-Off. This Amendment No. 1 to the Original Form 8-K is being filed to include such pro forma financial information attached as Exhibit 99.1 under Item 9.01(b) of this Amendment No. 1 to the Original Form 8-K.
Unaudited pro forma financial information included in this Amendment No. 1 to the Original Form 8-K has been presented to illustrate the estimated effects of the Spin-Off and is not necessarily indicative of the results of operations that the Company would have achieved had the Spin-Off been completed as of the dates indicated or of the results that may be obtained in the future.

Item 9.01    Financial Statements and Exhibits.
(b)  Pro Forma Financial Information.

The following unaudited pro forma financial information of the Company is filed as Exhibit 99.1 to this Amendment No. 1 to the Original Form 8-K and is incorporated herein by reference:
•Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2025
•Unaudited Pro Forma Condensed Consolidated Statements of Operations for each of the three years ended December 31, 2025, 2024 and 2023
•Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d)  Exhibits.

Exhibit
Number	Description

99.1	Unaudited Pro Forma Consolidated Financial Information of Aptiv PLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 6, 2026	APTIV PLC

		By:	/s/ Varun Laroyia
Varun Laroyia
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Unaudited Pro Forma Consolidated Financial Information of Aptiv PLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
5